UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 31, 2005

                            OREGON STEEL MILLS, INC.
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             (Exact name of registrant as specified in its charter)

    DELAWARE                             1-9887               94-0506370
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(State or other jurisdiction         (Commission            (IRS Employer
 of incorporation)                    File Number)           Identification No.)


1000 S.W. BROADWAY, SUITE 2200; PORTLAND, OREGON                     97205
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(Address of principal executive offices)                            (Zip code)


                                 (503) 223-9228
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 8.01  OTHER EVENTS

On January 31, 2005, Oregon Steel Mills, Inc. issued a press release, announcing that the Company is increasing its fourth quarter 2004 earnings estimate.

The Company provides in the press release an estimate of net income exclusive of labor dispute settlement adjustments, a non-GAAP financial measure. The Company believes the non-GAAP measure is useful to investors when comparing to prior periods because it believes the excluded items are non-recurring. The Company's management uses this non-GAAP financial measure along with the most directly comparable GAAP financial measure in evaluating the Company's operating performance.

The Company's press release is attached as exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS


(c)  Exhibits

EXHIBIT
NUMBER            DESCRIPTION

99.1 Oregon Steel Mills, Inc. Company Press Release dated January 31, 2005, announcing that the Company is increasing its fourth quarter 2004 earnings estimate.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            OREGON STEEL MILLS, INC.
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                                  (Registrant)



Date:  January 31, 2005                    By:    /s/ Jeff S. Stewart
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                                                  Jeff S. Stewart
                                                  Corporate Controller
                                                  (Principal Accounting Officer)